Goodwill	12 Months Ended
Mar. 31, 2023
Intangible Assets Abstract [Abstract]
Goodwill	Goodwill

	2023	2022
	$	$

Balance - Beginning of fiscal year	2,104,368	971,939
Addition through business combinations	—	1,137,340
Impairment loss	(748,712)	—
Foreign currency translation	(5,011)	(4,911)

Balance - End of fiscal year	1,350,645	2,104,368
Impairment analysis
During the three months ended December 31, 2022, there were changes in macroeconomic conditions and the Company's share price and market capitalization decreased. This led to the carrying amount of the Company's net assets exceeding the Company's market capitalization as at December 31, 2022. This triggered an impairment test to be performed on the Company's goodwill for the Company's Segment, as defined in note 3, which is the level at which management monitors goodwill. The timing of this test also aligned with the Company's annual impairment test of goodwill. Impairment, if any, is determined by assessing the recoverable amount of the Segment. The Segment's recoverable amount is the higher of the Segment's fair value less costs of disposal and its value in use.
The Company completed an impairment test of goodwill as at December 31, 2022 using the Company's fair value less costs of disposal method. This test resulted in a non-cash impairment charge of $748,712 related to goodwill during the three months ended December 31, 2022 as the terminal value multiple was negatively impacted by the macroeconomic conditions and the Company's share price decrease, and the Company's revenue growth rate was negatively impacted by the macroeconomic impact on the Company's customer's sales. Fair value less costs of disposal is a Level 3 measurement (see note 27).
Fair value less costs of disposal was estimated using an income approach, more specifically, a discounted cash flow model. The discounted cash flow model takes into consideration a five-year financial forecast, which is based on the Company’s actual performance and management’s best estimates of future performance, and calculates a terminal value based on revenues. The cash flows are discounted using a weighted average cost of capital reflecting the market assessment. The costs to sell were assumed to be 2.5% of the fair value amount. The carrying value of the Segment was compared with the fair value less costs of disposal to test for impairment.
Sensitivity of assumptions
The following table indicates the impact on the carrying value of a 1% change in the key assumptions as at December 31, 2022:

Key Assumptions	Input used in discounted cash flow model	Impairment increase if the key assumption was changed by 1%, assuming all other key assumptions were held constant*
		$

Discount Rate (%)	30%	21,240
Terminal Value Multiple	2.5	16,063
Revenue Growth Rate (%)	27%	19,607
*Discount rate multiplied by 1.01, terminal value multiple multiplied by 0.99, revenue growth rate multiplied by 0.99
Goodwill is more susceptible to impairment risk if business operating results or economic conditions deteriorate. The Company reassessed as at March 31, 2023 the key assumptions used in the December 31, 2022 test and found no reduction in the terminal value multiple, no increase in the discount rate and no decrease in the revenue growth rate. A reduction in the terminal value multiple, an increase in the discount rate or a decrease in the revenue growth rate could cause additional impairment in the future.
The determination of the recoverable amount involves the use of estimates by management and can have a material impact on the respective value and ultimately the amount of any impairment. The Company is required to perform its next annual goodwill impairment analysis on December 31, 2023, or earlier should there be a goodwill impairment trigger before then. No impairment charges were taken on other assets included in Lightspeed's cash generating units.